UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Rosecliff Acquisition Corp I

767 Fifth Avenue, 34th Floor

New York, NY 10153

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on April 11, 2023, Rosecliff Acquisition Corp I, a Delaware corporation (“RCLF”), Ghost Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of RCLF (“Merger Sub I”), Ghost Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of RCLF (“Merger Sub II”), and Spectral MD Holdings, Ltd., a Delaware corporation (“Spectral”), entered into Business Combination Agreement, (the “Business Combination Agreement”), pursuant to which, among other transactions, on September 11, 2023 (the “Closing Date”), Merger Sub I merged with and into Spectral (the “First Merger”), with Spectral surviving the Merger as a wholly-owned subsidiary of RCLF, and, immediately following the First Merger, Spectral merged with and into Merger Sub II, with Merger Sub II surviving the Second Merger as a direct, wholly-owned subsidiary of RCLF (the “Second Merger” and, together with the First Merger and other transactions described in the Business Combination Agreement, the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), RCLF changed its name to “Spectral AI, Inc.” (sometimes referred to herein as “Combined Company”).

On September 6, 2023, RCLF held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, RCLF stockholders voted to approve the Business Combination with Spectral and the other related proposals. After giving effect to redemption reversals, a total of 178,231 shares of common stock, par value $0.0001, of RCLF (“RCLF common stock”) were presented for redemption for cash at a price of approximately $10.38 per share in connection with the Special Meeting.

Under the terms of the Business Combination Agreement, at the effective time of the First Merger (the “First Effective Time”), each share of Spectral common stock issued and outstanding immediately prior to the First Effective Time (excluding shares issued and outstanding immediately prior to the First Effective Time held by a Spectral stockholder who has not voted in favor of adoption of the Business Combination Agreement or consented thereto in writing and who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the Delaware General Corporation Law (“DGCL”) and otherwise complied with all of the provisions of the DGCL relevant to the exercise and perfection of dissenters’ rights (the “dissenting shares”) and each 10.31 shares of Spectral common stock subject to Spectral Awards (as defined below)) were cancelled and converted into the right to receive 1 share of common stock, par value $0.0001 per share, of the Combined Company (the “Common Stock”) with any fractional shares rounded down to the nearest whole share.

At the Effective Time, each outstanding Spectral stock option (each, a “Spectral Option”), whether vested or unvested, was converted into an option to purchase that number of shares of the Common Stock equal to the quotient of (x) the number of shares of Spectral common stock underlying such Spectral Option immediately prior to the Closing divided by (y) 10.31, at an exercise price per share equal to (A) the exercise price per share of Spectral common stock underlying such Spectral Option immediately prior to the Closing multiplied by (B) 10.31 with any fractional Spectral Option rounded to the nearest whole Spectral Option.

At the Effective Time, after giving effect to the warrant exercise, each outstanding Spectral warrant to purchase Spectral common stock (each a “Spectral Warrant”), whether or not exercisable, was converted into a warrant to purchase that number of shares of Common Stock equal to the quotient of (x) the number of shares of Spectral common stock underlying such Spectral Warrant immediately prior to the Closing divided by (y) 10.31, at an exercise price per share equal to (A) the exercise price per share of Spectral common stock underlying such Spectral Warrant immediately prior to the Closing multiplied by (B) 10.31 with any fractional share of Spectral common stock underlying such Warrant rounded down to the nearest whole share.

At the Effective Time, each Spectral restricted stock unit (whether to be settled in cash or shares) outstanding immediately prior to the First Effective Time (each, a “Spectral RSU” and, collectively, the “Spectral RSUs,” and, together with the Spectral options and Spectral warrants, the “Spectral Awards”) was converted into the right to receive a restricted stock unit of the Combined Company based on shares of the Combined Company common stock (each, a “New RSU,” and, collectively, the “New RSUs”) with substantially the same terms and conditions as were applicable to such Spectral RSU immediately prior to the First Effective Time (including with respect to vesting and termination-related provisions), except that such New RSU relates to such number of shares of RCLF common stock equal to the quotient of (i) the number of shares of Spectral common stock subject to such Spectral RSU immediately prior to the First Effective Time, divided by (ii) 10.31, with any fractional shares rounded down to the nearest whole share.

Immediately after giving effect to the Business Combination, there were 15,688,268 issued and outstanding shares of Common Stock. RCLF’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Stock Market LLC (“Nasdaq”). As of the Closing Date, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 11.54% of the outstanding shares of Common Stock, and the securityholders of RCLF immediately prior to the Closing (which includes the Sponsors and their affiliates) beneficially owned post-Closing approximately 5.8% of the outstanding shares of Common Stock.

The Combined Company’s Common Stock and Warrants commenced trading on Nasdaq under the symbols “MDAI” and “MDAIW”, respectively, on September 12, 2023.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Unless context otherwise requires, “we,” “us,” “our” and the “Company” refer to the Combined Company and its subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of the Combined Company.

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

On September 11, 2023, in connection with the consummation of the Business Combination, the Company entered into separate indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and the advancement of certain expenses incurred by each such director or executive officer in any action or proceeding arising out of his or her services as one of the Company’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

On September 11, 2023, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with Rosecliff Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), certain former stockholders of Spectral, set forth on Schedule 1 thereto (such stockholders, the “Target Holders”), and Frank S. Edmonds and Heather Bellini (together with Michael P. Murphy and Brian Radecki, (collectively, the “Director Holders” and, collectively with the Sponsor, the Target Holders and any person or entity who thereafter becomes a party to the Registration Rights Agreement, the “Holders” and each, a “Holder”). Pursuant to the Registration Rights Agreement, among other things, the Company agreed to undertake certain shelf registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents.

In addition, the Registration Rights Agreement contained lock-up provisions, pursuant to which the Holders agreed, among other things, that their shares received as merger consideration may not be transferred until the date on which the last reported sale price of the Common Stock equals or exceeds $12.50 per share for any ten (10) trading days within any thirty (30)-trading day period commencing after the Closing Date or, if earlier, the date that is 180 days after the Closing Date. The material terms of the Registration Rights Agreement are described beginning on page 44 of the Proxy Statement/Prospectus in the section entitled “Amended and Restated Registration Rights & Lock-Up Agreement.”

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Pre-Closing Financing

Prior to the Closing, Spectral entered into Subscription Agreements with certain “qualified institutional buyers” (as defined in Rule 144A under the Securities Act and accredited investors (together, the “Spectral Investors”), pursuant to which the Spectral Investors subscribed for and purchased, and Spectral issued and sold to the Spectral Investors, shares of Spectral common stock that converted into shares of Common Stock at the applicable exchange ratio under the Business Combination Agreement, for aggregate gross proceeds of $3,351,000 (the “Pre-Closing Financing”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure described in the “Introductory Note” of this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as RCLF was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements in this Current Report may include, for example, statements about:

●	our ability to recognize the anticipated benefits of the Business Combination;

●	pro forma information and estimated values;

●	our ability to maintain the listing of our securities on Nasdaq;

●	our ability to develop and sell our product offerings and services;

●	the potential liquidity and trading of our securities;

●	our ability to acquire and protect intellectual property;

●	our future and pending U.S. patent applications and foreign and international patent applications

●	responses to market, regulatory, political, operation, financial and economic risks associated in international markets to which we expand or otherwise operate in;

●	our ability to enhance future operating and financial results;

●	anticipated target markets for burn wound and diabetic foot ulcers;

●	our regulatory pathway for and timing of FDA, CE and UKCA regulatory submissions and proceeds;

●	our U.S. government contracts and future awards;

●	the effects of increased competition;

●	maintaining and upgrading information technology systems;

●	defending litigation or administrative proceedings

●	our ability to meet future liquidity requirements, which may require us to raise financing in the future;

●	our ability to attract, train, and retain effective officers, key employees or directors;

●	potential future indications and applications for DeepView and areas of interest supported by BARDA;

●	our ability to implement and maintain effective internal controls; and

●	factors relating to our business, operations and financial performance, including:

o	our ability to comply with laws and regulations applicable to our business;

o	market conditions and global and economic factors beyond our control;

o	our ability to enter into, successfully maintain and manage key strategic relationships;

o	investments in other businesses, patents, technologies, products or services to grow our business and realize the anticipated benefits therefrom.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report. These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions, including those described in the section entitled “Risk Factors” and elsewhere in this Current Report. It is not possible for the management of the Company to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report.

The forward-looking statements included in this Current Report are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We do not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report to conform these statements to actual results or to changes in expectations, except as required by law. You should read this Current Report and the documents that have been filed as exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of the Company may be materially different from what is expected.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Information about RCLF” and “Information about Spectral,” beginning on pages 144 and 165 of the Proxy Statement/Prospectus, respectively, all of which is incorporated herein by reference.

Risk Factors

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Summary - Summary Risk Factors” and “Risk Factors,” beginning on pages 47 and 52 of the Proxy Statement/Prospectus, respectively, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of RCLF and Spectral.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spectral as of and for the three and six months ended June 30, 2023 and 2022 are set forth herein as Exhibit 99.1 and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of RCLF as of and for the three and six months ended June 30, 2023 and 2022 is set forth in the Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023 in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operation” beginning on page 23, which is incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of RCLF for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus in the section titled “RCLF Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 157 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of the Closing Date, after giving effect to the Business Combination, by:

●	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days of the Closing Date.

The beneficial ownership of shares of common stock is calculated based on 15,688,268 shares of Common Stock outstanding after giving effect to the Business Combination.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned	%
Directors and Named Executive Officers of the Company
Wensheng Fan(5)	519,733	3.31%
Cynthia Cai	-
Richard Cotton	32,879	*
Martin Mellish	-
Michael P. Murphy(3)(4)	848,333	5.41%
Deepak Sadagopan	-	*
Niko Pagoulatos, Ph.D.(6)	32,007	*
Nils Windler(7)	32,007	*
Jeffrey Thatcher, Ph.D.(8)	833,413	5.31%
Vincent Capone(9)	32,104	*
All Directors and Executive Officers of the Company as a Group (10 Individuals)(10)	1,810,743	11.54%

Five Percent Holders
ELS 1960 Family, L.P.(11)	4,158,557	26.51%
John Michael DiMaio(12)	2,477,855	15.79%
Board of Regents of the University of Texas System for the Benefit of the University of Texas Southwestern Medical Center(13)	862,269	5.50%
Octopus Investments plc(14)	960,211	6.12%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following individuals is c/o Spectral Holdings MD, Ltd., 2515 McKinney Avenue, Suite 1000, Dallas, Texas 75201.
(2)	Excludes shares issuable pursuant to warrants issued in connection with the IPO, as such warrants are not exercisable until 30 days after the Closing.
(3)	Shares of Common Stock following the conversion of Class B common stock upon the Closing on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-252478).
(4)	Rosecliff Acquisition Sponsor I LLC, the Sponsor, is the record holder of 848,333 shares of Common Stock following the conversion of Class B common stock upon the Closing and has a principal place of business in New York. Michael P. Murphy is the managing member of Rosecliff Credit Opportunity Fund I GP, LLC, a Delaware limited liability company, which is the general partner of Rosecliff Credit Opportunity Fund I, L.P., a Delaware limited partnership, which is the managing member of our Sponsor. Each of Rosecliff Credit Opportunity Fund I GP, LLC and Rosecliff Credit Opportunity Fund I, L.P. has a principal place of business in New York. Mr. Murphy is a U.S. person living in New York.
(5)	Includes 519,733 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(6)	Consists of 32,007 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(7)	Consists of 32,007 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(8)	Includes 810,135 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(9)	Includes 22,405 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(10)	Includes 1,416,287 shares issuable upon exercise of stock options of the Combined Company which are exercisable within 60 days of the Closing Date.
(11)	The business address of ELS 1960 Family, L.P. is 241 Navajo Street, Miami, Florida 33166. ELS 1960 Family, L.P. is a limited partnership that was established in 2017 for the benefit of Mr. Erich Spangenberg and his heirs. Mr. Spangenberg is currently the majority limited partner of ELS 1960 Family, L.P. and the co-managing partner of ELS 1960 Family GP, LLC which also holds an interest in ELS 1960 Family, L.P.
(12)	The business address for Mr. Dimaio is 4708 Alliance Blvd., Pavilion I, Suite 540, Plano, Texas 75093.
(13)	The business address for Board of Regents of the University of Texas System for the Benefit of the University of Texas Southwestern Medical Center is UT Southwestern Medical Center, 5323 Harry Hines Blvd., Dallas, Texas 75390
(14)	The business address for Octopus Investments plc is PO Box 10847, Chelmsford CM99 2BU. Octopus Investments is a United Kingdom based financial services company managing more than £12.9 billion on behalf of over 63,000 investors while employing over 750 employees. It is the United Kingdom’s largest provider of venture capital trust (VCT), Enterprise Investment Scheme (EIS) and Business Property Relief (BPR)-qualified investments. VCT, EIS and BPR programs are large UK government-sponsored programs to provide tax and other incentives for institutional and individual investments in areas such as venture capital and commercial real estate transactions.

Directors and Executive Officers

Reference is made to the disclosure in the subsections entitled “Board of Directors” and “Executive Officers” in Item 5.02 of this Current Report, which are incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination,” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Company Following the Business Combination - Independence of our Board of Directors,” beginning on page 218 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure in the subsections entitled “Board of Directors” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination - Board Committees,” on page 218 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Spectral prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Spectral Executive Officer and Director Compensation,” beginning on page 222 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

RCLF and Spectral waived the requirement in the Business Combination Agreement that RCLF approve and adopt an equity incentive plan to be effective in connection with the Business Combination. Instead, the Combined Company will seek to approve and adopt a new equity incentive plan at its first annual meeting following the Business Combination, pursuant to the terms of the Business Combination Agreement, which shall provide for an aggregate share reserve thereunder equal to (a) such number of shares of Common Stock sufficient to satisfy all Spectral Options plus (b) no more than 15% of the Combined Company’s fully-diluted outstanding stock immediately after the Business Combination. The equity incentive plan shall also include a customary 5% evergreen provision.

Director Compensation

A description of the compensation of the directors of Spectral prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Spectral Executive Officer and Director Compensation - Non-Employee Director Compensation,” on page 225 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Employment Agreements

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination - Compensation of the Combined Company Executive Officers and Directors” and “Spectral Executive Officer and Director Compensation - Executive Officer and Director Compensation Arrangements to Be Adopted in Connection with the Business Combination” and beginning on pages 220 and 225, respectively, which are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination - Independence of our Board of Directors” and “Certain Relationships and Related Party Transactions,” beginning on pages 218 and 299 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Legal Proceedings

Reference is made to the section of the Proxy Statement/Prospectus entitled “Information about Spectral - Legal Proceedings,” on page 199 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, RCLF’s publicly traded common stock, public warrants and units were listed on the Nasdaq Capital Market under the symbols “RCLF,” “RCLFW” and “RCLFU,” respectively. Upon the consummation of the Business Combination, the Common Stock and the Company’s warrants began trading on Nasdaq under the symbols “MDAI” and “MDAIW,” respectively. RCLF’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and will be delisted from Nasdaq.

The Combined Company has not paid any cash dividends on shares of its Common Stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon the Combined Company’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Securities

On September 11, 2023, RCLF and the Sponsor entered into a letter agreement (the “Letter Agreement”) confirming that, with respect to the $310,000 administrative services fee owed by RCLF to Sponsor pursuant to the Administrative Agreement, dated February 11, 2021, by and between RCLF and Sponsor, RCLF would pay such administrative services fee by issuing to 33,333 shares of Common Stock to Sponsor on the Closing Date (the “Administrative Services Shares”. On the Closing Date, RCLF issued such Administrative Services Shares to Sponsor.

Description of Registrant’s Securities to be Registered

Reference is made to the section of the Proxy Statement/Prospectus entitled “Description of Capital Stock of the Combined Company,” beginning on page 291 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under the subheading “Indemnification Agreements” in Item 1.01 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements, Exhibits and Supplementary Data

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company changed its name to “Spectral AI, Inc.,” filed a Second Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on September 11, 2023, and adopted the Amended and Restated Bylaws (the “Bylaws”). Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 3 – The Charter Proposal,” “Proposal No. 4 – The Governance Proposal,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of the Combined Company,” beginning on pages 138, 140, 273 and 291 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On September 11, 2023, the audit committee of the Board (the “Audit Committee”) approved the dismissal of WithumSmith+Brown, PC (“Withum”), RCLF’s independent registered public accounting firm prior to the Business Combination, which dismissal became effective in connection with the Business Combination.

Withum’s report on the financial statements of RCLF (the Company’s legal predecessor), as of December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from RCLF’s inception to December 31, 2022, and the subsequent interim periods, there was a single “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), whereby Withum advised RCLF of the following material weakness: a deficiency in RCLF’s internal control over financial reporting existed relating to the Company’s accounting for complex financial instruments as of and for the year ended December 31, 2021.

(b) Disclosures regarding the new independent auditor.

On September 11, 2023, the Board approved the engagement of KPMG LLP (“KPMG”) and appointed KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. KPMG served as independent registered public accounting firm of Spectral and its subsidiaries prior to the Business Combination. During the period from RCLF’s inception to December 31, 2022, and the subsequent period through September 11, 2023, neither the Company nor anyone on the Company’s behalf consulted with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01. Changes in Control of Registrant.

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 1 – The Business Combination Proposal” and “The Business Combination Agreement,” beginning on pages 135 and 246, respectively, of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the consummation of the Business Combination, each director of RCLF, except for Michael P. Murphy, and each executive officer of RCLF ceased serving in such capacities. On the Closing Date, and in accordance with the terms of the Business Combination Agreement, the Board became comprised of six individuals: Michael P. Murphy, Wensheng Fan, Cynthia Cai, Richard Cotton, Martin Mellish and Deepak Sadagopan, with an additional member to be determined by Spectral.

On the Closing Date, the Audit Committee consisted of Martin Mellish, Richard Cotton and Deepak Sadagopan, with Martin Mellish serving as the chair of the committee. The Board determined that each member of the Audit Committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq listing requirements and that Mr. Mellish qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and which member or members possess financial sophistication, as defined under the rules of Nasdaq.

On the Closing Date, the Company’s compensation committee consisted of Cynthia Cai and Martin Mellish, with Cynthia Cai serving as the chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and U.S. Securities and Exchange SEC rules and regulations.

On the Closing Date, the Company’s nominating and corporate governance committee consisted of Richard Cotton and Cynthia Cai, with Richard Cotton serving as chair of the committee. The Board determined that each member of the nominating and corporate governance committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

Executive Officers

Upon the consummation of the Business Combination, the following individuals were appointed to serve as executive officers of the Company:

Name	Position
Wensheng Fan	Chief Executive Officer and Director
Niko Pagoulatos, Ph.D.	Chief Operating Officer
Nils Windler	Chief Financial Officer
Jeffrey Thatcher, Ph.D.	Chief Scientist
Vincent Capone	General Counsel and Corporate Secretary

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions, and Director Independence” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth in Item 3.03 of this Current Report, which is incorporated into this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 11, 2023, the Board adopted a new Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

A copy of the Company’s Code of Business Conduct and Ethics is also available on our website at https://investors.spectral-ai.com/. The information on the Company’s website does not constitute part of this Current Report and is not incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, RCLF ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement/Prospectus entitled “Proposal No. 1 - The Business Combination Proposal,” beginning on page 135 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 11, 2023, the Company issued a press release announcing the Closing. Reference is made to such press release, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of RCLF as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus on pages F-2 through F-23, and are incorporated herein by reference. The unaudited financial statements of RCLF as of and for the three and six months ended June 30, 2023 and 2022 are included in RCLF’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023, and are incorporated herein by reference.

The audited consolidated financial statements of Spectral as of and for the years ended December 31, 2022 and 2021 are included in the in the Proxy Statement/Prospectus on pages F-49 through F-69, and are incorporated herein by reference. The unaudited consolidated financial statements of Spectral as of and for the three and six months ended June 30, 2023 and 2022 are set forth herein as Exhibit 99.3, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three and six months ended June 30, 2023 and for the year ended December 31, 2022 is set forth herein as Exhibit 99.4, and is incorporated herein by reference.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description
2.1†*	Business Combination Agreement, by and among Rosecliff Acquisition Corp I, Merger Sub I, Merger Sub II and Spectral MD Holdings, Ltd., dated as of April 11, 2023 (incorporated by reference to Annex A of the proxy statement/prospectus).
3.1	Second Amended and Restated Certificate of Incorporation of Spectral AI, Inc.
3.2	Amended and Restated Bylaws of Spectral AI, Inc.
4.1*	Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the SEC on February 17, 2021).
4.2*	Description of the Registrant’s securities (Incorporated by reference to the proxy statement/prospectus).
10.1	Form of Indemnification Agreement.
10.2	Amended and Restated Registration Rights & Lock-Up Agreement, dated September 11, 2023 by and between the Company, the Sponsor, and each Holder listed thereto.
10.7*	Sponsor Letter Agreement, dated April 11, 2023, by and among Rosecliff Acquisition I Sponsor LLC, Spectral MD Holdings, Ltd., and Rosecliff Acquisition Corp I (incorporated by reference to Annex F of the proxy statement/prospectus).
14.1	Code of Business Conduct and Ethics.
16.1	Withum resignation letter, dated September 15, 2023.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spectral Holdings, Ltd. as of and for the three and six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022 and 2021.
99.2	Press release, dated September 11, 2023, announcing the Closing of the Business Combination.
99.4	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.
†	Schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5) promulgated under the Exchange Act. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023

SPECTRAL AI, INC.

By:	/s/ Wensheng Fan
Name:	Wensheng Fan
Title:	Chief Executive Officer